Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
Amendment #3
to SYNNEX Corporation
Aruba Distributor Agreement

This Amendment #3 to the Aruba Distributor Agreement (“Amendment”) is made and entered into as of November 1, 2013 (“Effective Date”) by and between Aruba Networks, Inc., having its principal place of business at 1344 Crossman Avenue, Sunnyvale, CA 94089 (“Aruba”), and SYNNEX Corporation, with an address at 44201 Nobel Drive, Fremont, CA 94538 (“Distributor”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

WHEREAS, Aruba and Distributor entered into a Distributor Agreement dated September 29, 2011 (the “Agreement”); and

WHEREAS, Aruba and Distributor now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereby agree as follows:

A. In Exhibit A of the Agreement, the Section entitled “PRODUCT & SERVICES PRICING/DISCOUNTS” is hereby removed in its entirety and replaced with the following:

“PRODUCT & SERVICES PRICING/DISCOUNTS

For reference, below are the price list categories:

MC – Mobility Controllers
AP – Access Points
IAP – Instant Access Points
MX – Access Multiplexers
SW – Software
HW – AirWave & ClearPass Appliance
MR – Mesh Router
MAS – Mobility Access Switches
CL – Central Software
SP – Support
PS – Professional Services
TR – Training
OT – Other Product
Any additional categories shall be as designated by Aruba subsequent to this Agreement.

•	Instant Product Discount: (Categories – IAP, MAS, and CL):

◦	Standard Pricing for Product – [* * *] off Price List

◦	For Product sold to Aruba’s Platinum level partners – [* * *] off Price List

▪	The additional discount above standard will be processed through the rebate for non-standard pricing process.

•	Non-Instant Products Discount: (Categories – MC, AP, MX, SW, HW, MR, and OT)

Amendment #3 to the Aruba Distributor Agreement    Page 1
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.4

◦	Standard Pricing for Product – [* * *] off Price List

◦	For Product sold to Aruba’s Platinum level partners – [* * *] off Price List

▪	The additional discount above standard will be processed through the rebate for non-standard pricing process.

◦	For non-instant Products sold to unauthorized and Aruba’s Authorized level partners – [* * *] off Price List

▪	The reduced discount below standard will be processed as a negative through the rebate for non-standard pricing process.

•	All Products: (Categories – MC, AP, IAP, MX, SW, HW, MR, MAS, CL, and OT)

◦
Non-Standard Pricing (NSP) – For Product being sold to Resellers using non-standard pricing agreed to between Aruba and Reseller, unless otherwise negotiated between Aruba and Distributor, Aruba will offer Distributor a discount equivalent of list price above the non-standard pricing being offered to the Reseller such that Distributor will earn a [* * *] gross margin.

◦
Deal Registration (DR) – For Product being sold through Aruba’s PartnerEdge partners to End Users, Aruba may offer additional discount above standard pricing. The additional discount above standard will be processed through the rebate for non-standard pricing process.

◦
Demonstration Product sold to Resellers will be treated as non-standard pricing. Resellers are eligible to purchase up to [* * *] list price of for demonstration/lab purposes at [* * *] off Price List. Distributor will assist in policing the [* * *] maximum annual purchase limit.

•	Advanced Services Discount: (Category – PS)

◦	[* * *] off Price List (Implementation and Consulting Services)

•	Aruba Provided Training: (Category – TR)

◦	Training (End User – Resale) – [* * *] off Price List (onsite training is based on a custom quote by Aruba Education Services.)

◦	Training (Internal Distributor Training Only) – [* * *] off Price List

◦	Onsite End User training is based on a custom quote by Aruba’s Education Services.

•	Aruba Support Services Pricing Discounts: (Category – SP)

◦	ArubaCare (Aruba-branded support service)

▪	[* * *] off Price List

▪	The Aruba Support Services are provided under and governed by the ArubaCare Terms and Conditions, which are set forth at https://partners.arubanetworks.com/.

▪
If Reseller elects to cancel or terminate ArubaCare Services for a Product, Reseller must give Aruba thirty (30) days advance notice and then Provider shall be liable only for payment of ArubaCare Services for that Product through the date of such termination and Aruba shall pay to Provider a refund of any unused prepaid fees, pro-rated over the period for which such payment was made.

▪
Any Reseller or End User that has not paid all applicable renewal fees at time of expiration of the term for which such services are then being rendered will only be permitted to subsequently reinstate the Aruba support services if it first pays all renewal fees that would have been due from the expiration date through the date that the Reseller or End User desires to renew the Aruba support services.

▪	Fifteen (15) days prior to the expiration of any ArubaCare agreement Aruba may directly pursue renewal of ArubaCare services with any End User.

Amendment #3 to the Aruba Distributor Agreement    Page 2
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.4

•	Internal Use Products for Distributor

◦	[* * *] off Aruba List Price (for Products purchased for demonstration and lab purposes only, and not for Distributor’s operational IT infrastructure).

◦	Distributor can purchase up to [* * *] list price of demonstration and lab equipment at this discount each year.

DISTRIBUTOR PERSONNEL TRAINING

Sales/Presales Training
Sales Professionals and System Engineers are required to be able to develop Aruba leads, qualify, present, demo and quote potential customers. Such personnel shall complete Aruba’s Sales Specialist training and qualification. Aruba shall provide Distributor one time instructor-led sales training at a Distributor-designated training location prior to launch of partnership. Online training resources will also be provided by Aruba. Aruba may provide additional instructor-led sales training related to the introduction of new products or programs, or at any time as mutually agreed by Aruba and Distributor.

Technical Training
Aruba will require a minimum of [* * *] Distributor Engineers be trained and achieve Aruba Certified Mobility Associate (ACMA) certification within the first ninety (90) days from the Effective Date to provide pre-sales technical support to Resellers and Aruba Authorized Partners. At least [* * *] must complete additional training and pass the Aruba Certified Mobility Professional (ACMP) written exam within [* * *] of the Effective Date.

Aruba will provide seats free of charge for these [* * *] to complete necessary training at Aruba -offered public training courses. Distributor will be responsible for certification expenses (testing fees, travel, and expenses) for the ACMP and ACMA exam. Additional technical training courses and certification exams will be provided to Distributor at [* * *] off List Price.

In the event that one of the Aruba-certified engineers is no longer employed or available to perform its duties, Distributor will put in place a new engineer to meet Aruba certification requirements.

DEMONSTRATION CAPABILITIES
Distributor is responsible for establishing a fully functional Demo capability, containing Products reasonably specified by Aruba, within sixty (60) days after the Effective Date of this Agreement. Aruba from time to time will modify the items required to be contained in the Distributor Demo equipment, and Distributor shall be responsible for updating Demo equipment to meet such requirements within sixty (60) days after Aruba notifies Distributor of a requirements modification.”

B. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

C. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Amendment #3 to the Aruba Distributor Agreement    Page 3
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives as of the Effective Date.

ARUBA NEWORKS, INC.    SYNNEX CORPORATION

By: _______/s/ Ava Hahn__________    By: _______/s/ Steven Richie____________

Print Name: ___AVA HAHN_______    Print Name: _____STEVEN RICHIE______

Title: ______GENERAL COUNSEL_    Title:__VP AND SENIOR COUNSEL_____

Date: ___________________________    Date:______Oct 9, 2013_________________

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